Fees Summary	Oct. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,703,640.00
Previously Paid Amount	0.00
Total Fee Amount	1,201.97
Total Offset Amount	0.00
Net Fee	$ 1,201.97